Exhibit 99.1

News Release

September 28, 2016

Ashland and Valvoline announce closing of Valvoline Inc. initial public offering

COVINGTON and LEXINGTON, Ky. – Ashland Global Holdings Inc. (“Ashland”) and Valvoline Inc. (“Valvoline”) today announced the closing of Valvoline’s initial public offering of 34,500,000 shares of Valvoline’s common stock at a price to the public of $22.00 per share, including the underwriters’ full exercise of their option to purchase 4,500,000 shares to cover over-allotments. After the completion of the offering, Ashland will own 170,000,000 shares of Valvoline’s common stock, representing approximately 83% of the total outstanding shares of Valvoline’s common stock. Valvoline’s common stock began trading September 23, 2016, on the New York Stock Exchange under the symbol “VVV.”

BofA Merrill Lynch, Citigroup and Morgan Stanley acted as joint book-running managers for the offering and representatives of the underwriters. Deutsche Bank Securities, Goldman, Sachs & Co. and J.P. Morgan also acted as joint book-running managers for the offering. Scotiabank acted as senior co-manager for the offering and BTIG, Mizuho Securities, PNC Capital Markets LLC and SunTrust Robinson Humphrey acted as co-managers for the offering.

A registration statement on Form S-1 relating to these securities has been filed with, and declared effective by, the Securities and Exchange Commission (“SEC”). The initial public offering was made only by means of a prospectus forming part of the effective registration statement. A copy of the prospectus relating to the initial public offering may be obtained from BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attention: Prospectus Department or by e-mail at dg.prospectus_requests@baml.com; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by telephone at (800) 831-9146); or Morgan Stanley, Attention: Prospectus Department, 180 Varick Street, 2nd floor, New York, New York 10014.

This news release shall not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

About Ashland

Ashland Global Holdings Inc. (NYSE: ASH) is a global leader in providing specialty chemical solutions to customers in a wide range of consumer and industrial markets, including adhesives, architectural coatings, automotive, construction, energy, food and beverage, personal care and pharmaceutical. At Ashland, we are more than 5,000 people – from renowned scientists and research chemists to talented engineers and plant operators – working together to serve customers in more than 100 countries. Ashland also maintains a controlling interest in Valvoline, a premium consumer-branded lubricant supplier.

C-ASH

About Valvoline

Valvoline Inc. (NYSE: VVV) is a leading worldwide producer and distributor of premium-branded automotive, commercial and industrial lubricants, and automotive chemicals. In 2016, it ranks as the #2 quick-lube chain by number of stores and #3 passenger car motor oil in the DIY market by volume brand in the United States. The brand operates and franchises approximately 1,050 Valvoline Instant Oil ChangeSM centers in the United States. It also markets ValvolineTM lubricants and automotive chemicals; MaxLifeTM lubricants created for higher-mileage engines, SynPowerTM synthetic motor oil; and ZerexTM antifreeze.

Forward-Looking Statements

This news release contains forward-looking statements. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to the closing of the initial public offering of 34,500,000 shares of common stock of Valvoline (the “IPO”). In addition, Ashland and Valvoline may from time to time make forward-looking statements in their annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s and Valvoline’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s and Valvoline’s future operating performance and financial condition, the separation of Ashland’s specialty chemicals business and Valvoline, the IPO of Valvoline, the expected timetable for completing the separation, the strategic and competitive advantages of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the separation will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors; the potential for disruption to Ashland’s business in connection with the IPO, Ashland’s reorganization under a new holding company or separation; the potential that Ashland and Valvoline do not realize all of the expected benefits of the IPO, new holding company reorganization or separation or obtain the expected credit ratings following the IPO, new holding company reorganization or separation; Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Valvoline’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: its substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Valvoline’s future cash flows, results of operations, financial condition and its ability to repay debt) and other liabilities; the strength of its reputation and brand; demand for its products and services; sales growth in emerging markets; the prices and margins of its products and services; its ability to develop and successfully market new products and implement its digital platforms; its ability to retain its largest customers; potential product liability claims; achievement of the expected benefits of the IPO or separation; operating as a standalone public company; its ongoing relationship with Ashland; failure, caused by Valvoline, of the Second Step Spin-off to qualify for tax-free treatment, which may result in significant tax liabilities to Ashland for which Valvoline may be required to indemnify Ashland; and the impact of acquisitions and/or divestitures Valvoline has made or may make (including the possibility that it may not realize the anticipated benefits from such transactions). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland and Valvoline that are described in Ashland’s most recent Form 10-K and its Form 10-Q for the quarterly period ended March 31, 2016 (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov and in Valvoline’s Registration Statement on Form S-1, as amended from time to time, under the caption “Risk Factors,” filed with the SEC and available on the SEC’s website at http://www.sec.gov. Ashland and Valvoline believe their expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland and Valvoline undertake no obligation to update any forward-looking statements made in this news release whether as a result of new information, future event or otherwise. Information on Ashland’s or Valvoline’s website is not incorporated into or a part of this news release.

SM Service mark, Valvoline or its subsidiaries, registered in various countries.

TM Trademark, Valvoline or its subsidiaries, registered in various countries.

FOR FURTHER INFORMATION:

Ashland Investor Relations:

Seth A. Mrozek

+1 (859) 815-3527

samrozek@ashland.com

Ashland Media Relations:

Gary Rhodes

+1 (859) 815-3047

glrhodes@ashland.com

Valvoline Investor Relations:

Jason L. Thompson

+1 (859) 815-4677

jlthompson@valvoline.com

Valvoline Media Relations:

Sara Stensrud

+1 (859) 357-3078

sstensrud@valvoline.com

3